Exhibit 10.78

EXECUTION VERSION

FOURTH AMENDMENT TO GUARANTY

THIS FOURTH AMENDMENT TO GUARANTY, dated as of January 23, 2025 and effective as of December 20, 2024 (this “Amendment”), is entered into by and between CLAROS MORTGAGE TRUST, INC., a Maryland corporation (“Guarantor”), and BARCLAYS BANK PLC, a public limited company organized under the laws of England and Wales (together with its successors and assigns, “Purchaser”). Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Guaranty (as defined below and amended hereby).

RECITALS

WHEREAS, Purchaser and CMTG BB Finance LLC (“Seller”) are parties to that certain Master Repurchase Agreement, dated as of December 21, 2018 (as amended, modified, restated, replaced, waived, substituted, supplemented, or extended from time to time, the “Master Repurchase Agreement”);

WHEREAS, in connection with the Master Repurchase Agreement, Guarantor made that certain Guaranty, dated as of December 21, 2018, for the benefit of Purchaser, as amended by the First Amendment to Guaranty, dated as of February 21, 2023, the Second Amendment to Guaranty, dated as of December 26, 2023, and the Third Amendment to Guaranty, dated as of June 30, 2024 (as so amended, the “Existing Guaranty” and, as further amended by this Amendment, and as hereafter further amended, modified, restated, replaced, waived, substituted, supplemented or extended from time to time, the “Guaranty”); and

WHEREAS, the parties hereto desire to make certain amendments and modifications to the Existing Guaranty as further set forth herein.

NOW THEREFORE, in consideration of the foregoing recitals, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE 1 AMENDMENT TO THE GUARANTY

Article V(k)(iii) of the Existing Guaranty is hereby amended and restated in its entirety as follows:

(iii) Minimum Liquidity. Guarantor shall at all times maintain Liquidity of no less than the greater of (i) $20,000,000 and (y) 3% of Guarantor’s Recourse Indebtedness.

ARTICLE 2 REPRESENTATIONS

Guarantor represents and warrants to Purchaser, as of the date of this Amendment, as follows:

(a)
all representations and warranties made by it in the Existing Guaranty are true and correct;
(b)
it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of organization and is duly qualified in each jurisdiction necessary to conduct business as presently conducted;
(c)
it is duly authorized to execute and deliver this Amendment and to perform its obligations under the Existing Guaranty, as amended and modified hereby, and has taken all necessary action to authorize such execution, delivery and performance;
(d)
the person signing this Amendment on its behalf is duly authorized to do so on its behalf;
(e)
the execution, delivery and performance of this Amendment will not violate any Requirement of Law applicable to it or its organizational documents or any agreement by which it is bound or by which any of its assets are affected;
(f)
this Amendment has been duly executed and delivered by it; and
(g)
the Existing Guaranty, as amended and modified hereby, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, other limitations on creditors’ rights generally and general principles of equity.

ARTICLE 3 EXPENSES

Guarantor shall promptly pay all of Purchaser’s out-of-pocket costs and expenses,

including reasonable fees and expenses of accountants, attorneys, and advisors incurred in connection with the preparation, negotiation, execution and consummation of this Amendment.

ARTICLE 4 GOVERNING LAW

THIS AMENDMENT (AND ANY CLAIM OR CONTROVERSY HEREUNDER)

SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS

WITHOUT REGARD TO THE CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE (OTHER THAN SECTION 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

ARTICLE 5 MISCELLANEOUS

(a)
Except as expressly amended or modified hereby, the Guaranty and the other

Transaction Documents shall each be and shall remain in full force and effect in accordance with their terms and are hereby ratified and confirmed. All references to the Transaction Documents shall be deemed to mean the Transaction Documents as modified by this Amendment.

(b)
This Amendment may be executed in counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. The parties intend that faxed signatures and electronically imaged signatures (such as PDF files) shall constitute original signatures and are binding on all parties.
(c)
The headings in this Amendment are for convenience of reference only and shall not affect the interpretation or construction of this Amendment.
(d)
This Amendment may not be amended or otherwise modified, waived or supplemented except as provided in the Guaranty.
(e)
This Amendment contains a final and complete integration of all prior expressions by the parties with respect to the subject matter hereof and shall constitute the entire agreement among the parties with respect to such subject matter, superseding all prior oral or written understandings.
(f)
This Amendment and the Guaranty, as amended and modified hereby, is a single Transaction Document and shall be construed in accordance with the terms and provisions of the Guaranty.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written.

BARCLAYS BANK PLC, as Purchaser

By: /s/ Francis X. Gilhool

Name: Francis X. Gilhool

Title: Authorized Signatory

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

CLAROS MORTGAGE TRUST, INC.,

a Maryland corporation, as Guarantor

By: /s/J. Michael McGillis

Name: J. Michael McGillis Title: Authorized Signatory